Exhibit 99.1
PHH Corporation Announces Third Quarter 2010 Results
Year to Date Core Earnings* Exceed Full Year 2009 Core Earnings
•	Third quarter core earnings were more than double first half 2010 core earnings results; third quarter GAAP results reflect substantial year-over-year improvement

•	Strong core earnings driven by initiatives to profitably increase mortgage origination market share without compromising credit standards

•	Fleet Management Services delivered strong results for the quarter as it regained momentum through a strategic focus on fee-based services

•	Re-prioritized transformation initiatives and allocated resources to maximize capture of profitable mortgage origination volume
Mt. Laurel, NJ, November 2, 2010 (Business Wire) — PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today announced results for the three and nine months ended September 30, 2010. Mortgage production segment profit of $161 million offset a substantial portion of an unfavorable market-related change in the fair value of the Mortgage Servicing Rights (“MSR”) of $191 million, driving a third quarter 2010 GAAP loss before taxes of $2 million, Net loss attributable to PHH Corporation of $8 million and Loss per share of $0.14 (basic and diluted). A surge in third quarter application and interest rate lock commitments underpinned robust operating performance, reflected in third quarter 2010 core earnings (pre-tax)* of $180 million, core earnings (after-tax)* of $109 million, and core earnings per share* of $1.96.
Jerry Selitto, president and chief executive officer, commented, “Our strong performance is the result of our focus on driving shareholder value through sustainable earnings growth in each of our businesses. By increasing penetration of new and existing clients, we have profitably grown market share without compromising our high credit standards, and we have increased fee income in Fleet.
“Total mortgage closings were $12.7 billion for the quarter, up 26% over second quarter 2010, and our pipeline of interest rate lock commitments provides positive momentum going into the fourth quarter. With closings for the first nine months of the year at $30.6 billion and a robust pipeline of interest rate lock commitments, we are revising our guidance for production volume for the full year from $39 billion to approximately $45 billion.
“Although we re-prioritized our mortgage-related transformation projects to accommodate increased application volume, which delayed certain initiatives, we reported $83 million in annualized run rate savings through the third quarter and are on track to deliver $100 million in annualized run-rate savings by year-end.
“We undertook a comprehensive review of our foreclosure processes in light of problems experienced by other mortgage companies and, based on that review, we have not halted foreclosures in any states. We experienced a decrease in foreclosure provisions during the quarter as we began to see stability in repurchase trends. Based on the high credit quality of our servicing portfolio, our volume of foreclosure activity is small as compared to our largest competitors. As of September 30, 2010, we had less than 17,000 first mortgage loans in foreclosure representing less than 1.7% of the loans we service.
“Our liquidity position has been substantially strengthened over the course of the year. During the third quarter, we completed five new or amended facilities totaling $1.7 billion, to supplement the financing actions completed in the first half of 2010. Our goal of diversifying sources, extending maturities, and better matching future repayments with future cash flows is essentially complete. Our funding focus for next year will be to support the growth trajectory of our businesses.
“Given our strong operating performance this quarter, we expect full year 2010 core earnings per share in the range of $3.15 to $3.25.”

Consolidated Results
     Third Quarter — 2010
•	Net revenues for the third quarter of 2010 of $572 million and Net revenues for the third quarter of 2009 of $507 million included unfavorable market-related changes in fair value of the MSRs of $(191) million and $(89) million, respectively.

•	GAAP (Loss) income before income taxes was $(2) million for the third quarter of 2010 compared to $(80) million for the third quarter of 2009. Net (loss) income attributable to PHH Corporation was $(8) million, or $(0.14) per basic share, and $(52) million, or $(0.94) per basic share, for the third quarters of 2010 and 2009, respectively. GAAP results in both years were primarily impacted by an unfavorable change in the fair value of the MSRs resulting from a decline in mortgage interest rates during the respective periods.

•	Core earnings (pre-tax) were $180 million and $36 million for the third quarters of 2010 and 2009, respectively. Core earnings (after-tax) were $109 million, or $1.96 per share, and $19 million, or $0.36 per share, for the third quarters of 2010 and 2009, respectively.

•	Improved third quarter core earnings in comparison to 2009 were impacted by significantly higher interest rate lock commitments driven by higher volumes from our private label clients and our wholesale/correspondent channel, improving Fleet leasing margins, and the realization of selected transformation initiatives. The increase in other expenses was primarily driven by the impact of higher mortgage volumes.
Consolidated Results
     Nine Months — 2010
•	Net revenues for the nine months ended September 30, 2010 of $1.5 billion and Net revenues for the nine months ended September 30, 2009 of $1.9 billion, included market-related changes in fair value of the MSRs of $(453) million and $15 million, respectively.

•	GAAP (Loss) income before income taxes was $(198) million for the nine months ended September 30, 2010 compared to $111 million for the nine months ended September 30, 2009. Net (loss) income attributable to PHH Corporation was $(133) million, or $(2.39) per basic share, and $56 million, or $1.03 per basic share, for the nine months of 2010 and 2009, respectively. GAAP results were primarily impacted by an unfavorable market-related change in the fair value of the MSRs of $(453) million in the first nine months of 2010 versus a favorable market-related adjustment of $15 million in the first nine months of 2009.

•	Core earnings (pre-tax) were $258 million and $150 million for the nine months ended September 30, 2010 and 2009, respectively. Core earnings (after-tax) were $150 million, or $2.70 per share, and $86 million, or $1.58 per share, for the nine months ended September 30, 2010 and 2009, respectively.

•	Improved core earnings during 2010 in comparison to 2009 were impacted by significantly higher interest rate lock commitments driven by higher volumes from our private label clients and our wholesale/correspondent channel, improving Fleet leasing margins, and the realization of selected transformation initiatives. The increase in other expenses was primarily driven by the impact of higher mortgage volumes.

Segment Results — Third Quarter 2010

							Third
							Quarter
	Third Quarter 2010						2009
				Fleet
	Mortgage	Mortgage	Combined	Management
	Production	Servicing	Mortgage Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Net fee income	$75	$—	$75	$38	$—	$113	$106
Fleet lease income	—	—	—	342	—	342	363
Gain on mortgage loans	265	—	265	—	—	265	115
Mortgage net finance expense	(4)	(13)	(17)	—	(1)	(18)	(16)
Loan servicing revenues (1)	—	109	109	—	—	109	112
Net reinsurance loss	—	(4)	(4)	—	—	(4)	(3)
MSRs prepayments and recurring cash flows(2)	—	(57)	(57)	—	—	(57)	(66)
Other income	—	2	2	17	—	19	16

Core revenue*	336	37	373	397	(1)	769	627
MSRs fair value adjustments:
Market-related(3)	—	(191)	(191)	—	—	(191)	(89)
Credit-related(4)	—	(6)	(6)	—	—	(6)	(31)

Net revenues	336	(160)	176	397	(1)	572	507

Depreciation on operating leases	—	—	—	307	—	307	315
Fleet interest expense	—	—	—	25	(1)	24	21
Foreclosure-related charges	—	8	8	—	—	8	25
Other expenses	160	27	187	48	—	235	226

Total expenses	160	35	195	380	(1)	574	587

Income (loss) before income taxes	176	(195)	(19)	17	—	$(2)	$(80)

Less: income attributable to noncontrolling interest	15	—	15	—	—

Segment profit (loss)	$161	$(195)	$(34)	$17	$—

(1)	Loan servicing revenues do not include Net reinsurance loss.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows.

(3)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(4)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

	Segment Profit (Loss) and Core Earnings (Loss) *
	Third Quarter 2010
				Fleet
	Mortgage	Mortgage	Combined	Management
	Production	Servicing	Mortgage Services	Services
	Segment	Segment	Segments	Segment
		(In millions, unaudited)
Segment profit (loss)	$161	$(195)	$(34)	$17
Certain MSRs fair value adjustments:
Market-related (1)	—	191	191	—
Credit-related(2)	—	6	6	—

Core earnings (pre tax)*	$161	$2	$163	$17

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.
     The following summarizes the key highlights that drove our operating performance for our reportable segments during the third quarter of 2010 in comparison to the third quarter of 2009:
     Mortgage Production Segment
•	During the third quarter of 2010, a greater mix of refinance closings as well as an $8.8 billion (160%) increase in interest rate lock commitments expected to close

•	The trend of higher margins on mortgage loans continued from the second quarter 2010 into the third quarter of 2010, although margins have begun to soften in the fourth quarter

•	Increase in the mix of wholesale/correspondent closings to 32% during the third quarter of 2010 from 16% during the same period in 2009, which represents the execution of our strategy to focus on this channel in 2010 and profitably grow market share without compromising credit standards.
Mortgage Servicing Segment
•	Delinquency rates began to stabilize during the third quarter of 2010, which favorably impacted the credit-related change in value of our MSRs during the third quarter of 2010 compared to the same period in 2009

•	Average loan servicing portfolio increased by $8 billion (5%) as additions to the Mortgage Servicing portfolio exceeded actual prepayments

•	The fair value of MSRs declined by $191 million and $89 million in the third quarter of 2010 and 2009, respectively, due to changes in market-related inputs and assumptions. The change in the fair value of MSRs was negatively impacted in both periods by declines in mortgage interest rates.

•	Foreclosure costs decreased to $8 million during the third quarter 2010, from $25 million during the same period in 2009 due to the impact of timing of loan repurchases and indemnifications and the related impact on loss provisions as we began to see stabilization in those trends during the quarter
Fleet Management Services Segment
•	Continued improved leasing margins and focus on transformation initiatives positively impacted our results during the third quarter of 2010 compared to the same period in 2009

•	Average leased units decreased 7% as existing clients have reduced fleets due to the current economic conditions and as we continue to realize the impact of non-renewals of lease arrangements in prior years

Segment Results — Nine Months 2010

							Nine
	Nine Months 2010						Months 2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Net fee income	$193	$—	$193	$116	$—	$309	$328
Fleet lease income	—	—	—	1,030	—	1,030	1,087
Gain on mortgage loans	509	—	509	—	—	509	450
Mortgage net finance expense	(13)	(42)	(55)	—	(2)	(57)	(39)
Loan servicing revenues (1)	—	320	320	—	—	320	322
Net reinsurance loss	—	(17)	(17)	—	—	(17)	(13)
MSRs prepayments and recurring cash flows(2)	—	(148)	(148)	—	—	(148)	(243)
Other income	1	3	4	48	—	52	21

Core revenues *	690	116	806	1,194	(2)	1,998	1,913
MSRs fair value adjustments:
Market-related(3)	—	(453)	(453)	—	—	(453)	15
Credit-related(4)	—	(25)	(25)	—	—	(25)	(66)

Net revenues	690	(362)	328	1,194	(2)	1,520	1,862

Depreciation on operating leases	—	—	—	921	—	921	962
Fleet interest expense	—	—	—	74	(2)	72	72
Foreclosure-related charges	—	51	51	—	—	51	59
Other expenses	433	79	512	161	1	674	658

Total expenses	433	130	563	1,156	(1)	1,718	1,751

Income (loss) before income taxes	257	(492)	(235)	38	(1)	$(198)	$111

Less: income attributable to noncontrolling interest	22	—	22	—	—

Segment profit (loss)	$235	$(492)	$(257)	$38	$(1)

(1)	Loan servicing revenues do not include Net reinsurance loss.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows.

(3)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(4)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

	Segment Profit (Loss) and Core Earnings (Loss) *
	Nine months 2010
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management
	Segment	Segment	Segments	Services Segment	Other
Segment profit (loss)	$235	$(492)	$(257)	$38	$(1)
Certain MSRs fair value adjustments:
Market-related (1)	—	453	453	—	—
Credit-related(2).	—	25	25	—	—

Core earnings (loss) (pre tax)*	$235	$(14)	$221	$38	$(1)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.
The following summarizes the key highlights that drove our operating performance for our reportable segments during the first nine months of 2010 in comparison to the first nine months of 2009:
     Mortgage Production Segment
•	A $9.2 billion (46%) increase in interest rate lock commitments expected to close during the nine months ended September 30, 2010

•	Pricing margins on mortgage loans during the nine months ended September 30, 2010 were higher than long term historical averages and were relatively consistent with the same period in 2009; however, there was a decrease in total margin during the nine months ended September 30, 2010 due to the lower value of initial capitalized MSRs resulting from continuing reductions in mortgage interest rates

•	Increase the mix of wholesale/correspondent closings to 28% during the nine months ended September 30, 2010 from 14% during the same period in 2009, which represents the execution of our strategy to focus on this channel in 2010 and profitably grow market share without compromising credit quality.
     Mortgage Servicing Segment
•	Delinquency rates have begun to stabilize during the third quarter of 2010, which has favorably impacted the credit-related change in value of our MSRs during the nine months ended September 30, 2010 compared to the same period in 2009

•	Average loan servicing portfolio increased by $5.5 billion or 4% as additions to the Mortgage Servicing portfolio continued to exceed actual prepayments

•	The fair value of our MSRs declined by $(453) million during the nine months ended September 30, 2010 compared to an increase of $15 million during the same period in 2009 due to changes in market-related inputs and assumptions and was impacted in both periods primarily by changes in mortgage interest rates

•	Foreclosure costs decreased to $51 million during the nine months ended September 30, 2010, from $59 million during the same period in 2009 due to the impact of timing of loan repurchases and indemnifications and the related impact on loss provisions
     Fleet Management Services Segment
•	Continued improved leasing margins and our focus on transformation initiatives positively impacted results during the nine months ended September 30, 2010 compared to the same period in 2009

•	Average leased units decreased 8% as existing clients have reduced fleets due to the current economic conditions and as we continued to realize the impact of non-renewal of lease arrangements in previous years

     Capital and Liquidity
•	As of September 30, 2010, we had $784 million of unused available capacity under our unsecured committed credit facilities as well as significant excess cash available to support working capital and other liquidity needs.

•	As of September 30, 2010, we had mortgage warehouse and other asset-backed debt capacity of $2.6 billion, $2.2 billion of which was utilized.

•	As of September 30, 2010, book value per share was $24.79. Book value per share is calculated by dividing total PHH Corporation stockholders’ equity by outstanding shares of common stock.
* Note Regarding Non-GAAP Financial Measures
     Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share attributable to PHH Corporation, and Core revenues, are financial measures that are not in accordance with GAAP. See Non-GAAP Reconciliations at the back of this release for a reconciliation of these measures to the most directly comparable GAAP financial measures.
     Core Earnings and Core Revenues measure the Company’s financial performance excluding certain unrealized changes in value of Mortgage Servicing Rights that are based upon projections of future voluntary and involuntary prepayments. The unrealized changes in value of our Mortgage Servicing rights for voluntary and involuntary prepayments are reflected as market-related and credit related fair value adjustments, respectively. Core Earnings and Core Revenues may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.
     The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.
     The Company also believes that any meaningful analysis of the Company’s financial performance by investors requires an understanding of the factors that drive the underlying operating performance which can be obscured by significant unrealized changes in value of our Mortgage Servicing Rights in a given period that is included in Segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation and Basic (loss) earnings per share attributable to PHH Corporation in accordance with GAAP.
     Use of Core Earnings by Management
     The unrealized changes in the value of Mortgage Servicing Rights are based upon numerous assumptions, which include estimated changes in future prepayments that may or may not be actually realized in the future. The market-related fair value adjustments are based upon assumptions of future interest rates, the shape of the yield curve, volatility and other factors. The credit-related fair value adjustments are based upon projected levels of delinquencies and foreclosures that are assumed to remain at current period-end levels throughout the life of the asset for purposes of modeling the expected future cash flows of the Mortgage Servicing Rights. Value lost from actual voluntary and involuntary prepayments are recorded when the underlying loans actually prepay or when foreclosure proceedings are complete, and are included in core earnings based on the current value of the Mortgage Servicing Rights.
     The Company manages the business and has designed certain management incentives based upon the achievement of Core Earnings targets. In addition, the Company believes that it will likely replenish most, if not all, realized value lost from changes in value from actual prepayments through new loan originations and actively manages and monitors economic replenishment rates to measure our ability to continue to do so. Therefore, management does not believe the unrealized change in value of the Mortgage Servicing Rights is representative of the economic change in value of the business as a whole. The presentation of Core Earnings is designed to more closely align the timing of recognizing the actual value lost from prepayments in the Mortgage Servicing Segment with the associated value created through new originations in the Mortgage Production Segment.
     Limitations on the Use of Core Earnings and Core Revenues
     Since Core Earnings and Core Revenues measure the Company’s financial performance excluding certain unrealized changes in value of Mortgage Servicing Rights, they may not reflect the rate of value lost on subsequent actual payments or prepayments over time. As such, Core Earnings may tend to overstate operating results in a declining interest rate environment and understate operating results in a rising interest rate environment.

     Core earnings involves differences from Segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation and Basic (loss) earnings per share attributable to PHH Corporation computed in accordance with GAAP. Core earnings should be considered as supplementary to, and not as a substitute for, Segment (loss) profit, (Loss) income before income taxes, Net (loss) income attributable to PHH Corporation or Basic (loss) earnings per share attributable to PHH Corporation computed in accordance with GAAP as a measure of the Company’s financial performance.
Conference Call
The Company will conduct a conference call for investors on Tuesday, November 2, 2010, at 10:00 a.m., Eastern Daylight Time. Investors will be able to access the third quarter 2010 downloadable slide presentation that will accompany management’s remarks by visiting the Investor Relations page of the Company’s website at www.phh.com prior to the conference call. Investors may also request copies via fax by calling the investor hotline at 1-856-917-7405.
Interested investors can access the conference call by dialing 1-800-533-7954 or 1-785-830-1924, using conference ID 9012324, ten minutes prior to the start time. The conference call will also be broadcast on the Company’s website at www.phh.com. A replay will be available beginning shortly after the conclusion of the live call and ending on November 17, 2010, by dialing 1-888-203-1112 or 1-719-457-0820, using conference ID 9012324, or by logging on to the Company’s website.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the company and its subsidiaries please visit our website at www.phh.com. 1 Inside Mortgage Finance, Copyright 2010
Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.
Contact Information:
Investors:
Nancy R. Kyle
856-917-4268
Media:
Jonathan T. McGrain
856-917-0066

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009
Revenues
Mortgage fees	$75	$69	$193	$216
Fleet management fees	38	37	116	112

Net fee income	113	106	309	328

Fleet lease income	342	363	1,030	1,087

Gain on mortgage loans, net	265	115	509	450

Mortgage interest income	29	20	69	70
Mortgage interest expense	(47)	(36)	(126)	(109)

Mortgage net finance expense	(18)	(16)	(57)	(39)

Loan servicing income	105	109	303	309
Change in fair value of mortgage servicing rights	(254)	(186)	(626)	(294)

Net loan servicing (loss) income	(149)	(77)	(323)	15

Other income	19	16	52	21

Net revenues	572	507	1,520	1,862

Expenses
Salaries and related expenses	127	114	360	357
Occupancy and other office expenses	16	16	45	43
Depreciation on operating leases	307	315	921	962
Fleet interest expense	24	21	72	72
Other depreciation and amortization	6	7	17	20
Other operating expenses	94	114	303	297

Total expenses	574	587	1,718	1,751

(Loss) income before income taxes	(2)	(80)	(198)	111
(Benefit from) provision for income taxes	(9)	(32)	(87)	43

Net income (loss)	7	(48)	(111)	68
Less: net income attributable to noncontrolling interest	15	4	22	12

Net (loss) income attributable to PHH Corporation	$(8)	$(52)	$(133)	$56

Basic (loss) earnings per share attributable to PHH Corporation	$(0.14)	$(0.94)	$(2.39)	$1.03

Diluted (loss) earnings per share attributable to PHH Corporation	$(0.14)	$(0.94)	$(2.39)	$1.02

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In millions)

	September 30,	December 31,
	2010	2009
ASSETS
Cash and cash equivalents	$259	$150
Restricted cash, cash equivalents and investments	509	596
Mortgage loans held for sale	2,703	1,218
Accounts receivable, net	551	469
Net investment in fleet leases	3,524	3,610
Mortgage servicing rights	1,083	1,413
Property, plant and equipment, net	44	49
Goodwill	25	25
Other assets(1)	764	593

Total assets	$9,462	$8,123

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$557	$495
Debt	6,579	5,160
Deferred income taxes	606	702
Other liabilities	315	262

Total liabilities	8,057	6,619

Commitments and contingencies	—	—
Total PHH Corporation stockholders’ equity	1,376	1,492
Noncontrolling interest	29	12

Total equity	1,405	1,504

Total liabilities and equity	$9,462	$8,123

(1)	Other assets include intangible assets of $36 million and $38 million as of September 30, 2010 and December 31, 2009, respectively.

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
THIRD QUARTER 2010 VS. THIRD QUARTER 2009
(Unaudited)

	Three Months Ended
	September 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage fees	$75	$69	$6	9%

Gain on mortgage loans, net	265	115	150	130%

Mortgage interest income	29	20	9	45%
Mortgage interest expense	(46)	(36)	(10)	(28)%

Mortgage net finance expense	(17)	(16)	(1)	(6)%

Loan servicing income	105	109	(4)	(4)%
Change in fair value of mortgage servicing rights	(254)	(186)	(68)	(37)%

Net loan servicing loss	(149)	(77)	(72)	(94)%

Other income	2	4	(2)	(50)%

Net revenues	176	95	81	85%

Salaries and related expenses	104	89	15	17%
Occupancy and other office expenses	11	12	(1)	(8)%
Other depreciation and amortization	2	4	(2)	(50)%
Other operating expenses	78	79	(1)	(1)%

Total expenses	195	184	11	6%

Loss before income taxes	(19)	(89)	70	79%
Less: net income attributable to noncontrolling interest	15	4	11	275%

Combined Mortgage Services segments loss	$(34)	$(93)	$59	63%

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2010 VS. NINE MONTHS ENDED SEPTEMBER 30, 2009
(Unaudited)

	Nine Months Ended
	September 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage fees	$193	$216	$(23)	(11)%

Gain on mortgage loans, net	509	450	59	13%

Mortgage interest income	70	71	(1)	(1)%
Mortgage interest expense	(125)	(112)	(13)	(12)%

Mortgage net finance expense	(55)	(41)	(14)	(34)%

Loan servicing income	303	309	(6)	(2)%
Change in fair value of mortgage servicing rights	(626)	(294)	(332)	(113)%

Net loan servicing (loss) income	(323)	15	(338)	n/m (1)

Other income (expense)	4	(15)	19	n/m (1)

Net revenues	328	625	(297)	(48)%

Salaries and related expenses	285	279	6	2%
Occupancy and other office expenses	32	30	2	7%
Other depreciation and amortization	8	11	(3)	(27)%
Other operating expenses	238	223	15	7%

Total expenses	563	543	20	4%

(Loss) income before income taxes	(235)	82	(317)	n/m (1)
Less: net income attributable to noncontrolling interest	22	12	10	83%

Combined Mortgage Services segments (loss) profit	$(257)	$70	$(327)	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
THIRD QUARTER 2010 VS. THIRD QUARTER 2009
(Unaudited)

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$9,976	$6,630	$3,346	50%
Fee-based closings	2,702	2,383	319	13%

Total closings	$12,678	$9,013	$3,665	41%

Purchase closings	$5,361	$4,481	$880	20%
Refinance closings	7,317	4,532	2,785	61%

Total closings	$12,678	$9,013	$3,665	41%

Fixed rate	$10,134	$6,870	$3,264	48%
Adjustable rate	2,544	2,143	401	19%

Total closings	$12,678	$9,013	$3,665	41%

Retail closings	$8,567	$7,534	$1,033	14%
Wholesale/correspondent closings	4,111	1,479	2,632	178%

Total closings	$12,678	$9,013	$3,665	41%

First mortgage closings (units)	50,695	36,500	14,195	39%
Second-lien closings (units)	2,222	2,661	(439)	(16)%

Number of loans closed (units)	52,917	39,161	13,756	35%

Average loan amount	$239,585	$230,151	$9,434	4%

Loans sold	$9,293	$7,428	$1,865	25%

Applications	$27,166	$11,264	$15,902	141%

IRLCs expected to close	$14,361	$5,514	$8,847	160%

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage fees	$75	$69	$6	9%

Gain on mortgage loans, net	265	115	150	130%

Mortgage interest income	26	17	9	53%
Mortgage interest expense	(30)	(19)	(11)	(58)%

Mortgage net finance expense	(4)	(2)	(2)	(100)%
Other income	—	3	(3)	(100)%

Net revenues	336	185	151	82%

Salaries and related expenses	95	80	15	19%
Occupancy and other office expenses	9	9	—	—
Other depreciation and amortization	2	3	(1)	(33)%
Other operating expenses	54	43	11	26%

Total expenses	160	135	25	19%

Income before income taxes	176	50	126	252%
Less: net income attributable to noncontrolling interest	15	4	11	275%

Segment profit	$161	$46	$115	250%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2010 VS. NINE MONTHS ENDED SEPTEMBER 30, 2009
(Unaudited)

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$23,309	$22,917	$392	2%
Fee-based closings	7,251	5,955	1,296	22%

Total closings	$30,560	$28,872	$1,688	6%

Purchase closings	$14,954	$10,937	$4,017	37%
Refinance closings	15,606	17,935	(2,329)	(13)%

Total closings	$30,560	$28,872	$1,688	6%

Fixed rate	$24,016	$23,809	$207	1%
Adjustable rate	6,544	5,063	1,481	29%

Total closings	$30,560	$28,872	$1,688	6%

Retail closings	$22,096	$24,844	$(2,748)	(11)%
Wholesale/correspondent closings	8,464	4,028	4,436	110%

Total closings	$30,560	$28,872	$1,688	6%

First mortgage closings (units)	122,763	118,451	4,312	4%
Second-lien closings (units)	6,716	8,278	(1,562)	(19)%

Number of loans closed (units)	129,479	126,729	2,750	2%

Average loan amount	$236,026	$227,827	$8,199	4%

Loans sold	$21,952	$22,558	$(606)	(3)%

Applications	$55,323	$41,807	$13,516	32%

IRLCs expected to close	$29,160	$19,999	$9,161	46%

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage fees	$193	$216	$(23)	(11)%

Gain on mortgage loans, net	509	450	59	13%

Mortgage interest income	60	61	(1)	(2)%
Mortgage interest expense	(73)	(67)	(6)	(9)%

Mortgage net finance expense	(13)	(6)	(7)	(117)%
Other income	1	5	(4)	(80)%

Net revenues	690	665	25	4%

Salaries and related expenses	256	251	5	2%
Occupancy and other office expenses	25	23	2	9%
Other depreciation and amortization	8	10	(2)	(20)%
Other operating expenses	144	128	16	13%

Total expenses	433	412	21	5%

Income before income taxes	257	253	4	2%
Less: net income attributable to noncontrolling interest	22	12	10	83%

Segment profit	$235	$241	$(6)	(2)%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
THIRD QUARTER 2010 VS. THIRD QUARTER 2009
(Unaudited)

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Average loan servicing portfolio	$157,479	$149,526	$7,953	5%

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage interest income	$3	$3	$—	—
Mortgage interest expense	(16)	(17)	1	6%

Mortgage net finance expense	(13)	(14)	1	7%

Loan servicing income	105	109	(4)	(4)%
Change in fair value of mortgage servicing rights	(254)	(186)	(68)	(37)%

Net loan servicing loss	(149)	(77)	(72)	(94)%

Other income	2	1	1	100%

Net revenues	(160)	(90)	(70)	(78)%

Salaries and related expenses	9	9	—	—
Occupancy and other office expenses	2	3	(1)	(33)%
Other depreciation and amortization	—	1	(1)	(100)%
Other operating expenses	24	36	(12)	(33)%

Total expenses	35	49	(14)	(29)%

Segment loss	$(195)	$(139)	$(56)	(40)%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVCING SEGMENT RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2010 VS. NINE MONTHS ENDED SEPTMEBER 30, 2009
(Unaudited)

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Average loan servicing portfolio	$154,762	$149,274	$5,488	4%

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Mortgage interest income	$10	$10	$—	—
Mortgage interest expense	(52)	(45)	(7)	(16)%

Mortgage net finance expense	(42)	(35)	(7)	(20)%

Loan servicing income	303	309	(6)	(2)%
Change in fair value of mortgage servicing rights	(626)	(294)	(332)	(113)%

Net loan servicing (loss) income	(323)	15	(338)	n/m (1)

Other income (expense)	3	(20)	23	n/m (1)

Net revenues	(362)	(40)	(322)	(805)%

Salaries and related expenses	29	28	1	4%
Occupancy and other office expenses	7	7	—	—
Other depreciation and amortization	—	1	(1)	(100)%
Other operating expenses	94	95	(1)	(1)%

Total expenses	130	131	(1)	(1)%

Segment loss	$(492)	$(171)	$(321)	(188)%

(1)	n/m — Not meaningful

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
THIRD QUARTER 2010 VS. THIRD QUARTER 2009
(Unaudited)

	Average for the
	Three Months
	Ended September 30,
	2010	2009	Change	% Change
	(In thousands of units)
Leased vehicles	289	310	(21)	(7)%
Maintenance service cards	286	273	13	5%
Fuel cards	276	281	(5)	(2)%
Accident management vehicles	290	301	(11)	(4)%

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Fleet management fees	$38	$37	$1	3%
Fleet lease income	342	363	(21)	(6)%
Other income	17	14	3	21%

Net revenues	397	414	(17)	(4)%

Salaries and related expenses	19	21	(2)	(10)%
Occupancy and other office expenses	5	4	1	25%
Depreciation on operating leases	307	315	(8)	(3)%
Fleet interest expense	25	22	3	14%
Other depreciation and amortization	3	2	1	50%
Other operating expenses	21	36	(15)	(42)%

Total expenses	380	400	(20)	(5)%

Segment profit	$17	$14	$3	21%

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2010 VS. NINE MONTHS ENDED SEPTEMBER 30, 2009
(Unaudited)

	Average for the
	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
	(In thousands of units)
Leased vehicles	292	318	(26)	(8)%
Maintenance service cards	278	277	1	—
Fuel cards	274	284	(10)	(4)%
Accident management vehicles	289	311	(22)	(7)%

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Fleet management fees	$116	$112	$4	4%
Fleet lease income	1,030	1,087	(57)	(5)%
Other income	48	42	6	14%

Net revenues	1,194	1,241	(47)	(4)%

Salaries and related expenses	60	63	(3)	(5)%
Occupancy and other office expenses	13	13	—	—
Depreciation on operating leases	921	962	(41)	(4)%
Fleet interest expense	74	76	(2)	(3)%
Other depreciation and amortization	8	8	—	—
Other operating expenses	80	80	—	—

Total expenses	1,156	1,202	(46)	(4)%

Segment profit	$38	$39	$(1)	(3)%

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF MORTGAGE LOANS HELD FOR SALE
(Unaudited)

	September 30,	December 31,
	2010	2009
	(In millions)
First mortgages:
Conforming(1)	$2,521	$1,106
Non-conforming	113	27
Construction loans	11	16

Total first mortgages	2,645	1,149

Second lien	12	24
Scratch and Dent(2)	42	43
Other	4	2

Total	$2,703	$1,218

(1)	Represents mortgage loans that conform to the standards of Fannie Mae, Freddie Mac or Ginnie Mae.

(2)	Represents mortgage loans with origination flaws or performance issues.

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF GAIN ON MORTGAGE LOANS, NET
(Unaudited)

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
	(In millions)
Gain on loans	$259	$80	$179	224%
Change in fair value of Scratch and Dent and certain non-conforming mortgage loans	(2)	(3)	1	33%
Economic hedge results	8	38	(30)	(79)%

Total change in fair value of mortgage loans and related derivatives	6	35	(29)	(83)%

Gain on mortgage loans, net	$265	$115	$150	130%

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
	(In millions)
Gain on loans	$493	$427	$66	15%
Change in fair value of Scratch and Dent and certain non-conforming mortgage loans	(6)	(17)	11	65%
Economic hedge results	22	40	(18)	(45)%

Total change in fair value of mortgage loans and related derivatives	16	23	(7)	(30)%

Gain on mortgage loans, net	$509	$450	$59	13%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE LOAN SERVICING PORTFOLIO
(Unaudited)
Portfolio Activity

	Nine Months
	Ended September 30,
	2010	2009
	(In millions)
Unpaid principal balance of loans included in the total servicing portfolio:
Balance, beginning of period	$151,481	$149,750
Additions	27,779	25,799
Payoffs, sales and curtailments	(19,849)	(25,815)

Balance, end of period	$159,411	$149,734

Portfolio Composition

	September 30,
	2010	2009
	(In millions)
Owned servicing portfolio	$135,374	$128,846
Subserviced portfolio	24,037	20,888

Total servicing portfolio	$159,411	$149,734

Fixed rate	$111,047	$99,672
Adjustable rate	48,364	50,062

Total servicing portfolio	$159,411	$149,734

Conventional loans	$132,393	$129,915
Government loans	20,179	13,125
Home equity lines of credit	6,839	6,694

Total servicing portfolio	$159,411	$149,734

Weighted-average interest rate	5.1%	5.4%

Portfolio Delinquency (1)

	September 30,
	2010		2009
	Number	Unpaid	Number	Unpaid
	of Loans	Balance	of Loans	Balance
30 days	2.42%	2.11%	2.57%	2.28%
60 days	0.66%	0.63%	0.82%	0.79%
90 or more days	1.31%	1.37%	1.39%	1.47%

Total delinquency	4.39%	4.11%	4.78%	4.54%

Foreclosure/real estate owned/bankruptcies (2)	3.00%	3.02%	2.65%	2.72%

(1)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

(2)	As of September 30, 2010 and 2009, there were 18,250 and 14,787 of loans in foreclosure with unpaid principal balances of $3.3 billion and $2.6 billion, respectively.

PHH CORPORATION AND SUBSIDIARIES
CHANGE IN FAIR VALUE OF MORTGAGE SERVICING RIGHTS
(Unaudited)

	Three Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Actual prepayments of the underlying mortgage loans	$(48)	$(50)	$2	4%
Actual receipts of recurring cash flows	(9)	(16)	7	44%
Credit-related fair value adjustments(1)	(6)	(31)	25	81%
Market-related fair value adjustments(2)	(191)	(89)	(102)	(115)%

Change in fair value of mortgage servicing rights	$(254)	$(186)	$(68)	(37)%

	Nine Months
	Ended September 30,
	2010	2009	Change	% Change
		(In millions)
Actual prepayments of the underlying mortgage loans	$(117)	$(200)	$83	42%
Actual receipts of recurring cash flows	(31)	(43)	12	28%
Credit-related fair value adjustments(1)	(25)	(66)	41	62%
Market-related fair value adjustments(2)	(453)	15	(468)	n/m (3)

Change in fair value of mortgage servicing rights	$(626)	$(294)	$(332)	(113)%

(1)	Represents the change in fair value of MSRs primarily due to changes in portfolio delinquencies and foreclosures.

(2)	Represents the change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(3)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
NET INVESTMENT IN FLEET LEASES DETAIL
(Unaudited)

	September 30,	December 31,
	2010	2009
Vehicles under open-end leases	96%	95%
Vehicles under closed-end leases	4%	5%

Vehicles under variable-rate leases	78%	76%
Vehicles under fixed-rate leases	22%	24%
Our Fleet Management Services segment’s historical net credit losses as a percentage of Net investment in fleet leases has averaged 2 basis points annually, and did not exceed 6 basis points annually, over the last ten fiscal years. During the nine months ended September 30, 2010, net credit losses as a percentage of Net investment in fleet leases were approximately 2 basis points for the period.

PHH CORPORATION AND SUBSIDIARIES
AVAILABLE FUNDING UNDER ASSET-BACKED DEBT
ARRANGEMENTS AND UNSECURED COMMITTED CREDIT FACILITIES
(Unaudited)
     As of September 30, 2010, available funding under the Company’s asset-backed debt arrangements and unsecured committed credit facilities consisted of:

		Utilized	Available
	Capacity(1)	Capacity	Capacity
		(In millions)
Asset-Backed Funding Arrangements
Vehicle management(2)	$3,586	$3,084	$502
Mortgage warehouse and other(3)	2,610	2,247	363
Unsecured Committed Credit Facilities(4)	810	26	784

(1)	Capacity is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements. With respect to asset-backed funding arrangements, capacity may be further limited by the asset eligibility requirements under the respective agreements.

(2)	The Chesapeake 2009-1 Term Notes and the 2009-4 Term Notes have entered their respective amortization periods.

(3)	Capacity does not reflect $2.0 billion undrawn under the $3.0 billion uncommitted Fannie Mae repurchase facilities, and $129 million undrawn under other uncommitted repurchase facilities.

(4)	Utilized capacity reflects $16 million of letters of credit issued under the Amended Credit Facility, which are not included in Debt in the Condensed Consolidated Balance Sheet.

PHH CORPORATION AND SUBSIDIARIES
BOOK VALUE PER SHARE AND COMPONENTS OF PHH CORPORATION
STOCKHOLDERS’ EQUITY
(Unaudited)
(In millions)

	September 30,	December 31,
	2010	2009
Total PHH Corporation stockholders’ equity(1)	$1,376	$1,492

Book value per share	$24.79	$27.24

(1)	Outstanding shares of common stock were 55.501 million and 54.775 million as of September 30, 2010 and December 31, 2009, respectively.

September 30,
2010
PHH Corporation Stockholders’ Equity(1):
Combined Mortgage Services Segments	$895
Fleet Management Services Segment	428
Other	53

Total PHH Corporation stockholders’ equity	$1,376

(1)	The composition of Total PHH Corporation stockholders’ equity by business may be useful in determining return on stockholders’ equity by business; however, the reporting of equity by segment is not prescribed nor required by GAAP. As such, these amounts may be deemed non-GAAP financial measures under Regulation G. During the first quarter of 2010, our Mortgage and Fleet businesses paid dividends to PHH Corporation in order to effect a reallocation of capital between our businesses (“recapitalization”). Management evaluated several data sources, including rating agency leverage benchmarks, industry comparables and asset-backed securities market subordination levels to establish the revised equity levels in our businesses. The dividend payments impacted the balances under our intercompany funding arrangements, which are used to determine the allocation of our financing costs to our segments.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS
(Unaudited)
(In millions, except per share data)
See “Note Regarding Non-GAAP Financial Measures” on page 7 of this press release for a description of the uses and limitations of these Non-GAAP Financial Measures.
Regulation G Reconciliation — Core Earnings

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009
Loss before income taxes — as reported	$(2)	$(80)	$(198)	$111
Less: net income attributable to noncontrolling interest	15	4	22	12

	(17)	(84)	(220)	99

Certain MSRs fair value adjustments:
Market-related(1)	191	89	453	(15)
Credit-related(2)	6	31	25	66

Core earnings (pre-tax)	$180	$36	$258	$150

Net loss attributable to PHH Corporation — as reported	$(8)	$(52)	$(133)	$56
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(3)	113	53	268	(9)
Credit-related, net of taxes(2)(3)	4	18	15	39

Core earnings (after-tax)	$109	$19	$150	$86

Basic loss per share attributable to PHH Corporation — as reported	$(0.14)	$(0.94)	$(2.39)	$1.03
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(4)	2.03	0.97	4.82	(0.17)
Credit-related, net of taxes(2)(4)	0.07	0.33	0.27	0.72

Core earnings per share attributable to PHH Corporation(4)	$1.96	$0.36	$2.70	$1.58

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	Incremental effective tax rate of 41% was applied to the MSRs fair value adjustments to arrive at the net of taxes amounts for the three months ended September 30, 2010 and 2009.

(4)	Basic weighted-average shares outstanding of 55.621 million and 54.744 million for the three months ended September 30, 2010 and 2009, respectively, and 55.404 and 54,543 for the nine months ended September 30, 2010 and 2009, respectively were used to calculate per share amounts.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS
(Unaudited)
(In millions)
Regulation G Segment Reconciliation — Core Earnings

	Third Quarter 2010
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management
	Segment	Segment	Segments	Services Segment
Segment profit (loss)	$161	$(195)	$(34)	$17
Certain MSRs fair value adjustments:
Market-related (1)	—	191	191	—
Credit-related(2)	—	6	6	—

Core earnings	$161	$2	$163	$17

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.
Regulation G Segment Reconciliation — Core Earnings

	Nine Months 2010
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management
	Segment	Segment	Segments	Services Segment	Other
Segment profit (loss)	$235	$(492)	$(257)	$38	$(1)
Certain MSRs fair value adjustments:
Market-related (1)	—	453	453	—	—
Credit-related(2)	—	25	25	—	—

Core earnings (loss)	$235	$(14)	$221	$38	$(1)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS
(Unaudited)
(In millions)
Regulation G Segment Reconciliation — Core Earnings

	Third Quarter 2009
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management
	Segment	Segment	Segments	Services Segment	Other
Segment profit (loss)	$46	$(139)	$(93)	$14	$(5)
Certain MSRs fair value adjustments:
Market-related (1)	—	89	89	—	—
Credit-related(2)	—	31	31	—	—

Core earnings (loss)	$46	$(19)	$27	$14	$(5)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.
Regulation G Segment Reconciliation — Core Earnings

	Nine Months 2009
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management
	Segment	Segment	Segments	Services Segment	Other
Segment profit (loss)	$241	$(171)	$70	$39	$(10)
Certain MSRs fair value adjustments:
Market-related (1)	—	(15)	(15)	—	—
Credit-related(2)	—	66	66	—	—

Core earnings (loss)	$241	$(120)	$121	$39	$(10)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS
(Unaudited)
(In millions)
Regulation G Segment Reconciliation — Core Revenue

							Third
	Third Quarter 2010						Quarter 2009
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management		Total PHH	Total PHH
	Segment	Segment	Segments	Services Segment	Other	Corporation	Corporation
Net Revenue — as reported	$336	$(160)	$176	$397	$(1)	$572	$507
Certain MSRs fair value adjustments:
Market-related (1)	—	191	191	—	—	191	89
Credit-related(2)	—	6	6	—	—	6	31

Core Revenue	$336	$37	$373	$397	$(1)	$769	$627

(1)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.
Regulation G Segment Reconciliation — Core Revenue

							Nine Months
	Nine Months Ended September 30, 2010						2009
	Mortgage	Mortgage	Combined	Fleet
	Production	Servicing	Mortgage Services	Management		Total PHH	Total PHH
	Segment	Segment	Segments	Services Segment	Other	Corporation	Corporation
Net Revenue — as reported	$690	$(362)	$328	$1,194	$(2)	$1,520	$1,862
Certain MSRs fair value adjustments:
Market-related (1)	—	453	453	—	—	453	(15)
Credit-related(2)	—	25	25	—	—	25	66

Core Revenue	$690	$116	$806	$1,194	$(2)	$1,998	$1,913

(1)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.